UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 28, 2004

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                          AltiGen Communications, Inc.
             (Exact name of registrant as specified in its charter)

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          Delaware                     000-27427              94-3204299
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)

                     4555 Cushing Parkway, Fremont, CA 94538
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (510) 252-9712

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit No.                 Description
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  99.1           Press release dated July 28, 2004 .

Item 12. Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 28, 2004, AltiGen Communications, Inc. (the "Company") reported its results of operations for the third quarter of its fiscal year 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AltiGen Communications, Inc.

Dated: July 28, 2004                            By: /s/ Philip M. McDermott
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                                                    Philip M. McDermott
                                                    Chief Financial Officer


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                                Index to Exhibits

Exhibit                                              Description
  No.                                             [GRAPHIC OMITTED]

Exhibit No.                 Description
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  99.1           Press release dated July 28, 2004 .